UBS U.S. Allocation Fund
Supplement to the prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated December 29, 2008

April 30, 2009

Dear Investor,

The purpose of this supplement is to revise information regarding UBS U.S. Allocation Fund (the “fund”). Effective April 30, 2009, Edwin Denson no longer serves as the portfolio manager for the fund, and Curt Custard has become the lead portfolio manager in charge of the day-to-day management of the fund’s portfolio.

As a result, the Prospectus and SAI are revised as follows:

All references to “Edwin Denson” or “Mr. Denson” in the Prospectus and the SAI are hereby deleted in their entirety.

The section captioned “Management” and sub-headed “Portfolio manager” on page 29 of the Prospectus is revised by replacing the second, third and fourth full paragraphs of that section in their entirety with the following:

The portfolio’s asset allocation is team-managed by the Global Investment Solutions (GIS) team. Curt Custard is the lead portfolio manager for the fund. Mr. Custard has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Mr. Custard, as the senior portfolio manager for the fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing

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the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Custard is provided below.

Mr. Custard is a Managing Director and has been Head of Global Investment Solutions at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) since March 2008. Mr. Custard is also a member of the UBS Global AM Executive Committee. Prior to joining UBS Global AM, Mr. Custard was global head of multi-asset solutions at Schroders since 2004. Prior to this, Mr. Custard was chief investment officer of the multi-asset and balanced business of Allianz Global Investors in London since 2000. Mr. Custard has been a portfolio manager of the fund since April 2009.

The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Mr. Custard.

The section captioned “Portfolio manager” beginning on page 44 of the SAI is revised by replacing that section in its entirety with the following:

UBS Global AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Custard is the lead portfolio manager for the fund.

The following table provides information relating to other accounts managed by Mr. Custard as of December 31, 2008:

	Registered	Other pooled
	investment companies	investment vehicles	Other accounts

Number of Accounts Managed	12	17	13

Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0

Assets Managed (in millions)	$6,275	$11,184	$2,557

Assets Managed with Performance-Based Advisory Fees (in millions)	0	$91.7	0

The management of a fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio manager and his team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including, where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the fund have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes of Ethics will adequately address all such conflicts.

The Compensation received by the portfolio managers at UBS Global AM, including the fund’s portfolio manager, includes a fixed component, a variable cash compensation component and a variable equity component, as detailed below. UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

•	A fixed component – base salary and benefit – reflecting an individual’s skills and experience,

•	Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global AM, the respective asset class, investment strategy, function and an individual’s (financial and non-financial) contribution to UBS Global AM’s results, and

•	A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years.

UBS Global AM strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the investment professionals’ interests with those of UBS Global AM’s clients. The total variable compensation available will depend on UBS Global AM’s overall profitability. The allocation of the variable compensation pool to each portfolio manager in Equities and Fixed Income is based on an equal weighting of their investment performance (relative to a suitable index benchmark) over one, two and three year periods to the latest year end. This has the effect of putting greater emphasis on the most recent year, while keeping the longer-term in focus. In Global Investment Solutions (GIS), a similar method is applied but over a five year timescale.

UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (Equity Plus). Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity

Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (EOP).  Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (KESAP) and Key Employee Stock Option Plan (KESOP).  Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

As of April 3, 2009, Mr. Custard did not own any shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.